UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  09/19/2005

Valero Energy Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-13175

Delaware	74-1828067
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

One Valero Way
San Antonio, Texas
(Address of Principal Executive Offices, Including Zip Code)

(210) 345-2000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

Robert A. Profusek was elected to the Valero Energy Corporation (the "Company") board of directors (the "Board") effective September 19, 2005. Accordingly, he is eligible to receive equity compensation grants from the Company pursuant to the terms of the Company's (i) Restricted Stock Plan for Non-Employee Directors ("NED RS Plan"), and (ii) Non-Employee Director Stock Option Plan ("NED SO Plan"). In addition, he is entitled to the non-employee director fees generally payable to the Company's non-employee directors. These compensation arrangements are further described on pages 6 and 7 of the Company's proxy statement for its 2005 annual meeting of stockholders (file no. 1-13175, filed March 25, 2005) under the caption "Compensation of Directors," and that information is hereby incorporated by reference into this Current Report.

Note. The forms of agreements filed as exhibits to this Current Report, together with the NED RS Plan, the NED SO Plan and the disclosures stated above, contain the material terms and conditions for participation in the compensation arrangements described in this Item. In reliance on Instruction 1 to Item 601(b)(10) of Regulation S-K, the Company is not filing any individual's personal arrangement under the plans.

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective September 19, 2005, Mr. Robert A. Profusek was elected to the board of directors of Valero Energy Corporation. Mr. Profusek will serve on the Board's Compensation Committee and Nominating/Governance Committee.

Item 9.01.    Financial Statements and Exhibits

(c)         Exhibits.

10.01        Form of Restricted Stock Agreement pursuant to the Restricted Stock Plan for Non-Employee Directors -- incorporated by reference to Exhibit 10.03 to the Company's Current Report on Form 8-K dated March 10, 2005, and filed March 16, 2005.

10.02        Form of Stock Option Agreement pursuant to the Non-Employee Director Stock Option Plan -- incorporated by reference to Exhibit 10.04 to the Company's Current Report on Form 8-K dated March 10, 2005, and filed March 16, 2005.

10.03        Valero Energy Corporation Restricted Stock Plan for Non-Employee Directors, as amended and restated effective March 10, 2005 -- incorporated by reference to Exhibit 10.01 to the Company's Current Report on Form 8-K dated March 10, 2005, and filed March 16, 2005.

10.04        Valero Energy Corporation Non-Employee Director Stock Option Plan, as amended and restated effective March 10, 2005 -- incorporated by reference to Exhibit 10.02 to the Company's Current Report on Form 8-K dated March 10, 2005, and filed March 16, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Valero Energy Corporation

Date: September 21, 2005.	By:	/s/ Jay D. Browning
Jay D. Browning
Vice President and Secretary